OTHER FINANCIAL ITEMS	9 Months Ended
Sep. 30, 2018
Other Income and Expenses [Abstract]
OTHER FINANCIAL ITEMS
OTHER FINANCIAL ITEMS

Other financial items are comprised of the following:

	Three months ended September 30,		Nine months ended September 30,
(in thousands of $)	2018	2017	2018	2017
Mark-to-market gains for interest rate swaps	7,523	4,278	26,044	2,852
Mark-to-market gains/(losses) on Earn-Out Units (1)	2,900	(2,500)	7,400	(2,000)
Net interest income/(expense) on un-designated interest rate swaps	915	(1,716)	830	(6,163)
(Losses)/gains on cross-currency swap	—	(287)	—	3,177
Gains/(losses) on derivative instruments	11,338	(225)	34,274	(2,134)

Losses on repurchase of 2012 High-Yield Bonds(2)	—	—	—	(7,876)
Premium paid on repurchase of 2012 High-Yield Bond	—	—	—	(2,820)
Foreign exchange losses on 2012 High-Yield Bonds	—	(1,756)	—	(2,808)
Foreign exchange gains/(losses) on capital lease obligation and related restricted cash	263	(236)	781	(587)
Foreign exchange losses/(gains) and finance charges	(808)	183	(1,896)	(422)
Other financial items, net	(545)	(1,809)	(1,115)	(14,513)

Total other financial items	10,793	(2,034)	33,159	(16,647)

(1) This relates to the mark-to-market movement on the Earn-Out Units issuable in connection with the IDR reset transaction in October 2016 which were recognized as a derivative liability in our financial statements. On October 24, 2018, we declared a reduced quarterly distribution of $0.4042 per common unit. Consequently, the second tranche of Earn-Out Units will not be issued. Accordingly, we have recognized a $nil valuation on the Earn-Out Units derivatives as of September 30, 2018, resulting in a mark-to-market gain related to the Earn-Out Units. See Note 10.

(2) This relates to foreign exchange loss arising from the early repurchase of our 2012 High-Yield Bonds of $2.9 million and the reclassification of a $5.0 million loss from the Accumulated Other Comprehensive Loss upon cessation of hedge accounting for the related cross currency interest rate swap.